PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 14, 2022
to Prospectuses and Updating Summary Prospectuses dated May 1, 2022
This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to the AST Small-Cap Growth Opportunities Portfolio and the AST Small-Cap Growth Portfolio available through your Annuity and updates other information in the prospectus for your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
AST Small-Cap Growth Opportunities Portfolio – Merger:
Subject to shareholder approval, effective on or about September 12, 2022 (the "Effective Date"), the AST Small-Cap Growth Opportunities Portfolio (the “Target Portfolio”) will be merged into the AST Small-Cap Growth Portfolio (the “Acquiring Portfolio”), as noted below. As of the Effective Date, all references to AST Small-Cap Growth Opportunities Portfolio will be replaced with the AST Small-Cap Growth Portfolio.

Target Portfolio	Acquiring Portfolio
AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Growth Portfolio
On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.
Please note that you may transfer Account Value out of the Target Portfolio into an investment option available under your Annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.
After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

AST Small-Cap Growth Portfolio – Subadviser Additions:
On the Effective Date, subject to shareholder approval of the reorganization of the AST Small-Cap Growth Opportunities Portfolio into the AST Small-Cap Growth Portfolio, Driehaus Capital Management LLC, Massachusetts Financial Services Company and Victory Capital Management Inc. will be added as additional subadvisers to the AST Small-Cap Growth Portfolio.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP15

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 14, 2022
to Prospectuses and Updating Summary Prospectuses dated May 1, 2022

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to the AST AllianzGI World Trends Portfolio and the AST Moderate Multi-Asset Portfolio available through your Annuity. If you would like another copy of the current Prospectus, please call us at 1-888-778-2888.

AST AllianzGI World Trends Portfolio - Portfolio Name Change and Subadviser Removal and Additions:
Effective on or about June 13, 2022, all references to AST AllianzGI World Trends Portfolio are changed as follows:

Current Portfolio Name	New Portfolio Name
AST AllianzGI World Trends Portfolio	AST Moderate Multi-Asset Portfolio
Additionally, on or about June 15, 2022, Allianz Global Investors U.S. LLC is removed as the subadviser and PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions LLC and Wellington Management Company LLP are added as subadvisers to the Portfolio.

AST Moderate Multi-Asset Portfolio Merger:
The Board of Trustees of Advanced Series Trust approved the reorganization (the "Reorganization") of AST Moderate Multi-Asset Portfolio (the "Target Portfolio") into the AST Balanced Asset Allocation Portfolio (the "Acquiring Portfolio"). The Reorganization is subject to approval by the shareholders of the Target Portfolio. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to Target Portfolio shareholders on or about September 12, 2022, and that the special meeting of the Target Portfolio’s shareholders will be held on or about October 18, 2022.
If approved by shareholders, upon Reorganization, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the Reorganization.
If the required shareholder approval is obtained, it is expected that the proposed Reorganization will be completed in, or around, the fourth quarter of 2022, or as soon as reasonably practicable once shareholder approval is obtained.
You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP10